                                                                    Exhibit 10.1
                                                                    ------------

                                                                  EXECUTION COPY
                                                                  --------------

          FIRST AMENDMENT, dated as of May 14, 2002 (this "Amendment"), to the Credit Agreement, dated as of August 6, 1999, as amended and restated as of January 11, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Mattress Holding Corporation ("Holdings"), Mattress Discounters Corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Co-Agent named therein, and JPMorgan Chase Bank, as Administrative Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Lenders, the Co-Agent and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as provided herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions. All terms defined in the Credit Agreement shall have
               -----------
such defined meanings when used herein unless otherwise defined herein.

          2.   Amendment of Section 7.5(f). Section 7.5(f) of the Credit
               ---------------------------
Agreement is hereby amended by adding the following proviso to the end thereof:

          ", provided that the Administrative Agent receives written notice of any such exchange at least five Business Days prior to the date thereof"

          3.   Amendment of Section 7.5. Section 7.5 of the Credit Agreement is
               -------------------------
hereby amended by adding the following new paragraph (i) to the end thereof:

               "(i)(i) the Disposition of the assets described in the Asset Purchase Agreement, dated as of March 14, 2002, between Malachi Mattress America, Inc. and the Borrower and (ii) the Disposition of the assets described in the draft Asset Purchase Agreement circulated to the Lenders on May 8, 2002 and to be entered into by the Borrower in respect of certain of the Borrower's South Florida assets on the terms and conditions described in such draft (the "Draft Terms") or on other terms and conditions that are not materially less favorable to the Borrower or the Lenders than the Draft Terms"

          4.   Representations; No Default. On and as of the date hereof, and
               ---------------------------
after giving effect to this Amendment, each of Holdings and the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

          5.   Conditions to Effectiveness. This Amendment shall become
               ---------------------------
effective on and as of the date that the Administrative Agent shall have received (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of Holdings, the Borrower, the Administrative Agent and the Required Lenders and (b) a consent fee in an aggregate amount equal to $25,000 to be allocated ratably (based on the Tranche A Commitments) to each Lender that has returned an executed counterpart hereof to the Administrative Agent (or its counsel) by 5:00 p.m., New York City time, on May 14, 2002. It is understood that the amendment described in clause
(i)(i) of paragraph 3 above shall be effective retroactive to the date of the Disposition described therein.

          6.   Limited Amendment. Except as expressly amended herein, the Credit
               -----------------
Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          7.   Counterparts. This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        MATTRESS HOLDING CORPORATION

                                        By: /s/ Stephen K. Gunn
                                            -----------------------------------
                                        Name: Stephen K. Gunn
                                        Title: Chief Executive Officer

                                        MATTRESS DISCOUNTERS CORPORATION

                                        By: /s/ Rick Frier
                                            -----------------------------------
                                        Name: Rick Frier
                                        Title: Chief Financial Officer

                                        JPMORGAN CHASE BANK,
                                        as Administrative Agent
                                        and as a Lender

                                        By: /s/ Michael Lancia
                                            -----------------------------------
                                        Name: Michael Lancia
                                        Title: Vice President

                                        FLEET NATIONAL BANK, as a Lender

                                        By: /s/ George E. Durstin
                                            -----------------------------------
                                        Name: George E. Durstin
                                        Title:

                                        ARK II CLO 2001-1, LIMITED, as a Lender

                                        By:  Patriarch Partners II, LLC,
                                        its Collateral Manager

                                        By: /s/ Lynn Tilton
                                            -----------------------------------
                                        Name: Lynn Tilton
                                        Title: Authorized Signatory